Boyd Watterson Limited Duration
Enhanced Income Fund

Class I Shares BWDIX

Class I2 Shares BWDTX

(the “Fund”)

a series of Northern Lights Fund Trust III

Supplement dated August 23, 2024

to the Prospectus and Statement of Additional Information (the “SAI”)
of the Fund, each dated November 1, 2023, as previously supplemented

Boyd Watterson Holding Co. (“BW Holding Co.”), the parent company of Boyd Watterson Asset Management, LLC (the “Adviser”), the investment adviser of the Fund, has entered into a definitive agreement to acquire Amber Infrastructure Group Holdings Limited (“Amber”), a London-based global infrastructure manager (the “Transaction”). The Transaction is an all-stock transaction where, upon closing, BW Holding Co.’s current ownership group will maintain 50.5% ownership of BW Holding Co. and former Amber shareholders will obtain 49.5% ownership of BW Holding Co.

The Transaction is expected to constitute a change of control of the Adviser, which will result in an assignment of the existing investment advisory agreement (the “Prior Advisory Agreement”) with the Adviser on behalf of the Fund. The Prior Advisory Agreement, by its terms and consistent with Section 15(a) of the Investment Company Act of 1940, provided for its automatic termination upon assignment.

At a meeting of the Board of Trustees (the “ Board”) of Northern Lights Fund Trust III (the “Trust”), held on August 21-22, 2024, the Board, including a majority of the trustees who are not interested persons of the Trust (as defined by the Investment Company Act of 1940, as amended), approved both an interim and an new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser. There are no changes in any portfolio manager, investment objective, principal investment strategy, or investment policies in connection with the change in control of the Adviser. The interim and new investment advisory agreement are each on the same terms with the same fees as the Prior Advisory Agreement.

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You should read this Supplement in conjunction with the Fund’s Prospectus and SAI, each dated November 1, 2023, as previously supplemented. This Supplement provides information that you should know about the Fund before investing and has been filed with the Securities and Exchange Commission. This Supplement is available upon request and without charge by calling the Fund toll-free at 1-877-345-9597.

Please retain this Supplement for future reference.